                                                                  Exhibit (g)(6)

                                     FORM OF
                                REVISED EXHIBIT A
                       TO THE CUSTODIAN SERVICES AGREEMENT

     THIS EXHIBIT A, dated as of August 1, 2007, is revised Exhibit A to that certain Custodian Services Agreement dated as of May 5, 2003, between the parties set forth below.

                                   PORTFOLIOS

                    Aston/ABN AMRO Investor Money Market Fund
                       Aston/McDonnell Municipal Bond Fund
                           Aston/TCH Fixed Income Fund
                               Aston Balanced Fund
                           Aston/Optimum Mid Cap Fund
                           Aston/ABN AMRO Growth Fund
                      Aston/Veredus Aggressive Growth Fund
                        Aston/Veredus Select Growth Fund
                      Aston/Montag & Caldwell Balanced Fund
                       Aston/Montag & Caldwell Growth Fund
                           Aston/Veredus SciTech Fund
                        Aston/TAMRO Large Cap Value Fund
                           Aston/TAMRO Small Cap Fund
                         Aston/ABN AMRO Real Estate Fund
                                Aston Value Fund
                       ABN AMRO Treasury Money Market Fund
                      ABN AMRO Government Money Market Fund
                      ABN AMRO Tax-Exempt Money Market Fund
                           ABN AMRO Money Market Fund
                 ABN AMRO Institutional Prime Money Market Fund
                      Aston/TCH Investment Grade Bond Fund
                       Aston/ABN AMRO High Yield Bond Fund
                   Aston/River Road Dynamic Equity Income Fund
                      Aston/River Road Small Cap Value Fund
                    Aston/Optimum Large Cap Opportunity Fund
                       Aston/River Road Small-Mid Cap Fund
                       Aston/Resolution Global Equity Fund
                     Aston/ABN AMRO Global Real Estate Fund
                        Aston/Neptune International Fund

PFPC TRUST COMPANY                      ASTON FUNDS


By:                                     By:
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Title:                                  Title:
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